Weighted average grant date fair value of options granted (Details) (USD $)	Sep. 30, 2013
Weighted average grant date fair value of options granted
Fair value of options per share	$ 4.20
Unrecognized compensation costs related to stock options	$ 5,155,124
Weighted average period in years	2.6
The aggregate intrinsic value was determined based on market value of the Company's common stock on September30, 2013	$ 14.50